GUARANTY
(Organization)

    THIS GUARANTY (as the same may from time to time be amended, restated or otherwise modified, “Guaranty”) is made as of the 24th day of April, 2024, by STAR EQUITY HOLDINGS, INC., a Delaware corporation, with offices at 53 Forest Avenue, Suite 101, Old Greenwich, Connecticut 06870, and its successors and assigns (“Guarantor”), in order to induce KEYBANK NATIONAL ASSOCIATION, a national banking association, with offices at One Canal Plaza, 3rd Floor, Portland, Maine 04101, and its successors and assigns (“Lender”) to extend or continue to extend credit to KBS BUILDERS, INC., a Delaware corporation and its successors and assigns, (“Borrower”), and in consideration thereof, and other good and valuable consideration, hereby unconditionally and absolutely guarantees the punctual and full performance of all Obligations (as hereinafter defined) of Borrower. “Obligations” means every liability, now or hereafter owing to Lender or any affiliate of Lender (“Lender Affiliate”) by Borrower, and includes, without limitation, every liability, whether owing by only Borrower or by Borrower with one or more others in a several, joint or joint and several capacity, whether owing absolutely or contingently, whether created by note, overdraft, guaranty of payment or other contract, or by a quasi-contract, tort, statute or other operation of law, whether incurred directly to Lender or Lender Affiliate or acquired by Lender or Lender Affiliate by purchase, pledge or otherwise and whether participated to or from Lender or Lender Affiliate in whole or in part and all costs and expenses, including attorneys’ fees, incurred by Lender or Lender Affiliate in connection with the collection of any portion of the indebtedness. Without limiting the generality of the foregoing, “Obligations” shall include any and all obligations, contingent or otherwise, whether now existing or hereafter arising, of Borrower to Lender or a Lender Affiliate, arising under or in connection with any agreement for a derivative or hedging product, including, without limitation, interest rate or equity swaps, futures, options, caps, floors, collars or forwards; provided, however, the term “Obligations” shall not include any such derivative or hedging product if, at the time the Borrower enters into any such derivative or hedging product, it is unlawful for the Guarantor to guarantee such derivative or hedging product.

    Guarantor deems it to be in the direct pecuniary and business interests of Guarantor that Lender extend or continue to extend credit to Borrower and understands that Lender is willing to extend or continue to extend credit to Borrower only upon certain terms and conditions, one of which is that Guarantor guarantee the payment of the Obligations, and this Guaranty is being executed and delivered in consideration of Lender extending or continuing to extend credit to Borrower and for other valuable considerations. Guarantor acknowledges that the consideration for this Guaranty is not a mere recital and is adequate regardless of actual amount.

    Unconditional Guaranty. Guarantor hereby absolutely and unconditionally guarantees the prompt payment in full of all of the Obligations as and when the respective parts thereof become due and payable in accordance with this Guaranty. If the Obligations, or any part thereof, shall not be paid in full when due and payable, Lender shall have the right to proceed directly against Guarantor under this Guaranty to collect the payment in full of the Obligations so long as Lender shall have first used its reasonable efforts to proceed or shall then be proceeding against Borrower or Collateral of Borrower (as defined below), if any, or any of the foregoing, it being understood that Lender, in its sole discretion, may proceed against any Obligor (as defined below) and any Collateral, and may exercise each right, power or privilege that Lender may then have at such time or times and as often and in such order as Lender, in its sole discretion, may from time to time deem expedient to collect the payment in full of the Obligations, so long as reasonable efforts have first been used to collect from Borrower. Notwithstanding, in no event shall Lender be required to seek payment through judicial proceeding against Borrower, prior to proceeding against Guarantor. In furtherance and not in limitation of the foregoing, to the fullest extent permitted by law, Guarantor hereby waives any right it may have whether now or in the future, to require Lender to make an election of remedies, or otherwise bring a single action to enforce its remedies hereunder, so long as Lender shall have used reasonable efforts to first collect from Borrower. This is a guaranty of payment and not merely a guaranty of collection, and Guarantor hereby waives each and every guarantorship and suretyship defense, except for those defenses the Borrower would itself have a right to bring. The “Obligor” means any individual or entity, or any of whose property, that is or shall be obligated on the Obligations or any part thereof in any manner and includes, without limitation, Borrower or Guarantor, and any other co-maker, endorser, guarantor of payment, subordinating creditor, assignor, grantor of a security interest, pledgor, mortgagor or any hypothecator of property. “Collateral” means, collectively, all property securing the Obligations or any part thereof at the time in question.

    Payments. Whenever Lender shall credit any payment to the Obligations or any part thereof, whatever the source or form of payment, the credit shall be conditional as to Guarantor unless and until the payment shall be final and valid as to all the world. Without limiting the generality of the foregoing, Guarantor agrees that if any check or other instrument so applied shall be dishonored by the drawer or any party thereto, or if any proceeds of Collateral or payment so applied shall thereafter be recovered by any trustee in bankruptcy or any other person, Lender, in each case, may reverse any entry relating thereto on its books and Guarantor shall remain liable therefor, even if Lender may no longer have in its possession any evidence of the Obligations to which the payment in question was applied.

    Continuing Guaranty. Regardless of the duration of time, regardless of whether Borrower may from time to time cease to be indebted to Lender, and irrespective of any act, omission or course of dealing whatever on the part of Lender, Guarantor’s liabilities and other obligations under this Guaranty shall remain in full effect until the payment in full of the Obligations. Without limiting the generality of the foregoing:

    (a)    Lender shall not at any time be under any duty to Guarantor to grant any financial accommodation to Borrower, irrespective of any duty or commitment, if any, of Lender to Borrower, or to follow or direct the application of the proceeds of any such financial accommodation;

    (b)    Guarantor waives (i) notice of the incurring of any Obligations by Borrower or the terms and conditions thereof, (ii) presentment, demand for payment and notice of dishonor of the Obligations or any part thereof, or any other indebtedness incurred by Borrower to Lender, (iii) notice of any indulgence granted to any Obligor and (iv) any other notice to which Guarantor might, but for this waiver, be entitled;

    (c)    Lender, in its sole discretion, may, without any prejudice to its rights under this Guaranty, at any time or times, without notice to or the consent of Guarantor, (i) grant Borrower whatever financial accommodations that Lender may from time to time deem advisable, even if Borrower might be in default in any respect and even if those financial accommodations might not constitute indebtedness the payment of which is guaranteed hereunder, (ii) assent to any renewal, extension, consolidation or refinancing of the Obligations or any part thereof, (iii) forbear from demanding security, if Lender shall have the right to do so, (iv) release any Obligor or Collateral related to the Obligations or assent to any exchange of Collateral, if any, irrespective of the consideration, if any, received therefor, so long as such release or assent has no material adverse effect on the Guarantor, (v) grant any waiver or consent or forbear from exercising any right, power or privilege that Lender may have or acquire, (vi) assent to any amendment, deletion, addition, supplement or other modification in, to or of any writing evidencing or securing any Obligations or pursuant to which any Obligations are created, (vii) grant any other indulgence to any Obligor, and (viii) accept any Collateral for, or any other Obligor upon, the Obligations or any part thereof, and (ix) fail, neglect or omit in any way to realize upon any Collateral or to protect the Obligations or any part thereof or any Collateral therefor so long as such nonrealization has no material adverse effect on the Guarantor;

    (d)    Guarantor’s liabilities and other obligations under this Guaranty shall survive any dissolution of Guarantor, unless Guarantor’s liabilities are assumed by another entity holding the same beneficial ownership interest in the Borrower, and the assuming entity is in the same or better financial condition as the Guarantor; and

    (e)    Guarantor’s liabilities and other obligations under this Guaranty shall be absolute and unconditional irrespective of any lack of validity or enforceability of any agreement, instrument or document evidencing the Obligations, or any other defenses available to Guarantor in respect of this Guaranty; except for a defense wherein Guarantor’s position is the fulfillment of all obligations, or the termination of the Guaranty or any rights thereunder.

    Warranties. Guarantor represents and warrants that (a) Guarantor is a duly organized and validly existing corporation, in good standing under the laws of the State of Delaware, and is qualified to do business in each state where a failure to so qualify would have a material adverse effect on Guarantor (or will be, before there are any adverse consequences from such failure); (b) Guarantor has legal power and right to execute and deliver this Guaranty and to perform and observe the provisions hereof; (c) the officers executing and delivering this Guaranty on behalf of Guarantor have been duly authorized to do so, and this Guaranty, when executed, is legal and binding upon Guarantor in every respect; (d) no litigation or proceeding is pending or threatened against Guarantor before any court or any administrative agency, except as has been disclosed in writing to Lender; (e) Guarantor has received consideration that is the reasonable equivalent value of the obligations and liabilities that Guarantor has incurred to Lender; (f) Guarantor is not insolvent, as defined in any applicable state or federal statute, nor will Guarantor be rendered insolvent by the execution and delivery of this Guaranty to Lender; (g) Guarantor is not engaged or about to engage in any business or transaction for which the assets retained by Guarantor are or will be an unreasonably small amount of capital, taking into consideration the obligations to Lender incurred hereunder, except as may be disclosed to Lender, so long as the Guaranty is assumed by another entity in the same or better financial condition as Guarantor; and (h) Guarantor does not intend to, nor does Guarantor believe that Guarantor will, incur debts beyond Guarantor’s ability to pay such debts as they mature.

    Solvency of Obligor. Without limiting the generality of any of the other provisions hereof, Guarantor specifically agrees that upon the dissolution or death of any Obligor and/or the filing or other commencement of any bankruptcy or insolvency proceedings by, for or against any Obligor, including without limitation, any assignment for the benefit of creditors or other proceedings intended to liquidate or rehabilitate any Obligor, Lender, in its sole discretion, may declare the unpaid principal balance of and accrued interest on the Obligations to be forthwith due and payable in full without notice. Upon the occurrence of any of the events enumerated in the immediately preceding sentence, Guarantor shall, upon Lender’s demand, whenever made, pay to Lender an amount equal to the then unpaid principal balance of and accrued interest on the Obligations.

    Waiver. To the extent permitted by law, Guarantor waives any claim or other right that Guarantor might now have or hereafter acquire against Borrower or any other Obligor that arises from the existence or performance of Guarantor’s liabilities or other obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, and any right to participate in any claim or remedy of Lender against Borrower or any Collateral that Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law.

    Notices. All notices, requests, demands and other communications provided for hereunder shall be in writing and, if to Guarantor, mailed or delivered to it, addressed to it at the address specified on the signature page of this Guaranty, or if to Lender, mailed or delivered to it, addressed to the address of Lender specified on the front page of this Guaranty. All notices, statements, requests, demands and other communications provided for hereunder shall be deemed to be given or made when delivered or upon confirmation of delivery via registered or certified mail, addressed as aforesaid.

    Successors and Assigns. This Guaranty shall bind Guarantor and Guarantor’s successors and assigns and shall inure to the benefit of Lender and its successors and assigns, including (without limitation) each holder of any note evidencing any Obligations. If, at any time, one or more provisions of this Guaranty is or becomes invalid, illegal or unenforceable in whole or in part, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Guaranty constitutes a final written expression of all of the terms of this Guaranty, is a complete and exclusive statement of those terms and supersedes all oral representations, negotiations and prior writings, if any, with respect to the subject matter hereof. The relationship between Guarantor and Lender with respect to this Guaranty is and shall be solely that of debtor and creditor, respectively, and Lender shall have no fiduciary obligation toward Guarantor with respect to this Guaranty or the transactions contemplated hereby.

Independent Judgment. Guarantor (a) warrants that Guarantor has not relied on any information about the Borrower, the Collateral, or any other Obligor provided directly or indirectly by Lender, (b) warrants that Guarantor is familiar with Borrower, Borrower’s affairs, and the Collateral, (c) warrants that Guarantor has been provided with all information concerning Borrower, Borrower’s affairs, and the Collateral that Guarantor has requested, (d) warrants that Guarantor has had adequate opportunity to seek and evaluate professional advice concerning Borrower, the Collateral, and this Guaranty from advisors of Guarantor’s choosing, including financial and legal advice, (e) agrees that Lender has no obligation to provide Guarantor any information about the Borrower, any Obligor, or the Collateral, and (f) agrees that Guarantor may not rely on any information about Borrower, any

Obligor, or the Collateral provided by Lender, and that Guarantor will continue to investigate and evaluate Borrower, any Obligor and the Collateral independently of Lender.
    Set Off. Guarantor agrees that: upon the occurrence and continuation of an event of default under the Obligations which is not waived by the Lender and for which no cure period remains, (a) Lender has the right, in addition to all other rights and remedies available to it, to set off the unpaid balance of the Obligations against any debt owing to Guarantor by Lender or by any other bank or non-bank subsidiary of KeyCorp (hereinafter “Affiliate Lender”), including, without limitation, any obligation under a repurchase agreement or any funds held at any time by Lender or any Affiliate Lender, whether collected or in the process of collection, or in any time or demand deposit account maintained by Guarantor at, or evidenced by any certificate of deposit issued by, Lender or any Affiliate Lender; (b) Guarantor hereby grants, pledges, and assigns to Lender a security interest in, and lien upon, all cash, negotiable instruments, securities, deposit accounts, and other cash equivalents, whether collected or in the process of collection, whether matured or unmatured, now or hereafter in the possession of Lender or any Affiliate Lender and upon which Guarantor has or may hereafter have any claim ; and (c) Guarantor agrees, to the fullest extent Guarantor may effectively do so under applicable law, that any holder of a participation in the Obligations may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of Guarantor pursuant to this Guaranty in the amount of such participation.

Governing Law; Consent to Jurisdiction. The provisions of this Guaranty and the respective rights and duties of Guarantor and Lender hereunder shall be governed by and construed in accordance with Maine law and any applicable federal laws. Guarantor hereby irrevocably submits to the non-exclusive jurisdiction of any Maine state court or federal court sitting in Maine, over any action or proceeding arising out of or relating to this Guaranty, or any document related to the Obligations, and Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Maine state or federal court. The Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

    Waiver of Jury Trial. GUARANTOR, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG LENDER, BORROWER, AND/OR GUARANTOR ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS GUARANTY OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.
[The next page is the signature page.]

By signing below, Guarantor agrees and acknowledges that, under Maine law, no promise, contract, or agreement to lend money, extend credit, forbear from collection of a debt or make any other accommodation for the repayment of a debt for more than $250,000 may be enforced against Lender unless the promise, contract, or agreement (or some memorandum or note thereof) is in writing and signed by Lender.

Executed as of the date set forth above regardless of the actual date of execution and delivery as an instrument under seal.

Guarantor: STAR EQUITY HOLDINGS, INC.

By: /s/ Rickard K. Coleman Jr.
Name: Richard K. Coleman, Jr.
Title: Chief Executive Officer
    Dated: 4/24/2024

Address:     53 Forest Avenue, Suite 101
Old Greenwich, Connecticut 06870

[Signature page to Guaranty dated April 24, 2024.]